Exhibit 10.3

REVOLVING NOTE

$30,000,000	May 14, 2015
Minneapolis, Minnesota

The undersigned, jointly and severally, for value received, promise to pay to the order of THE PRIVATEBANK AND TRUST COMPANY, an Illinois bank and trust company (the “Lender”), at the Administrative Agent’s Office (as defined in the Credit Agreement referred to below), the principal sum of Thirty Million Dollars ($30,000,000) or the aggregate unpaid amount of all Loans made to the undersigned by the Lender pursuant to the Credit Agreement (as shown on the schedule attached hereto (and any continuation thereof) or in the records of the Lender), such principal amount to be payable on the dates set forth in the Credit Agreement.

The undersigned, jointly and severally, further promise to pay interest on the unpaid principal amount of each Loan from the date of such Loan until such Loan is paid in full, payable at the rate(s) and at the time(s) set forth in the Credit Agreement.  Payments of both principal and interest are to be made in lawful money of the United States of America.

This Note evidences indebtedness incurred under, and is subject to the terms and provisions of, the Credit Agreement, dated as of July 13, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; terms not otherwise defined herein are used herein as defined in the Credit Agreement), among the undersigned, The PrivateBank and Trust Company as Administrative Agent for the lenders, certain other lenders party thereto and the Lender, to which Credit Agreement reference is hereby made for a statement of the terms and provisions under which this Note may or must be paid prior to its due date or its due date accelerated.

The undersigned, jointly and severally, agree to pay all costs of collection, including attorneys’ fees, in the event this Note is not paid when due.  This Note is being delivered in, and shall be governed by, the laws of the State of Minnesota.  Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

This Note amends and restates in it entirety that certain Revolving Note, dated as of February 29, 2012, in the original principal amount of $20,500,000 payable to the Lender (the “Prior Note”), and is issued in substitution for and replacement of, but not in payment of, the Prior Note.

[The signature page follows.]

[Signature page to $30,000,000 Revolving Note payable

to The PrivateBank and Trust Company]

WINMARK CORPORATION		GROW BIZ GAMES, INC.

By:	/s/ Brett D. Heffes	By:	/s/ Brett D. Heffes
Name:	Brett D. Heffes	Name:	Brett D. Heffes
Title:	President	Title:	Treasurer

WIRTH BUSINESS CREDIT, INC.		WINMARK CAPITAL CORPORATION

By:	/s/ Brett D. Heffes	By:	/s/ Brett D. Heffes
Name:	Brett D. Heffes	Name:	Brett D. Heffes
Title:	Treasurer	Title:	Chief Financial Officer and Treasurer

REVOLVING NOTE

$30,000,000	May 14, 2015
Minneapolis, Minnesota

The undersigned, jointly and severally, for value received, promise to pay to the order of BMO HARRIS BANK N.A. (f/k/a HARRIS N.A.), a national banking association (the “Lender”), at the Administrative Agent’s Office (as defined in the Credit Agreement referred to below), the principal sum of Thirty Million Dollars ($30,000,000) or the aggregate unpaid amount of all Loans made to the undersigned by the Lender pursuant to the Credit Agreement (as shown on the schedule attached hereto (and any continuation thereof) or in the records of the Lender), such principal amount to be payable on the dates set forth in the Credit Agreement.

The undersigned, jointly and severally, further promise to pay interest on the unpaid principal amount of each Loan from the date of such Loan until such Loan is paid in full, payable at the rate(s) and at the time(s) set forth in the Credit Agreement.  Payments of both principal and interest are to be made in lawful money of the United States of America.

This Note evidences indebtedness incurred under, and is subject to the terms and provisions of, the Credit Agreement, dated as of July 13, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; terms not otherwise defined herein are used herein as defined in the Credit Agreement), among the undersigned, The PrivateBank and Trust Company as Administrative Agent for the lenders, certain other lenders party thereto and the Lender, to which Credit Agreement reference is hereby made for a statement of the terms and provisions under which this Note may or must be paid prior to its due date or its due date accelerated.

The undersigned, jointly and severally, agree to pay all costs of collection, including attorneys’ fees, in the event this Note is not paid when due.  This Note is being delivered in, and shall be governed by, the laws of the State of Minnesota.  Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

This Note amends and restates in it entirety that certain Revolving Note, dated as of February 29, 2012, in the original principal amount of $14,500,000 payable to the Lender (the “Prior Note”), and is issued in substitution for and replacement of, but not in payment of, the Prior Note.

[The signature page follows.]

[Signature page to $30,000,000 Revolving Note payable

to BMO Harris Bank N.A.]

WINMARK CORPORATION		GROW BIZ GAMES, INC.

By:	/s/ Brett D. Heffes	By:	/s/ Brett D. Heffes
Name:	Brett D. Heffes	Name:	Brett D. Heffes
Title:	President	Title:	Treasurer

WIRTH BUSINESS CREDIT, INC.		WINMARK CAPITAL CORPORATION

By:	/s/ Brett D. Heffes	By:	/s/ Brett D. Heffes
Name:	Brett D. Heffes	Name:	Brett D. Heffes
Title:	Treasurer	Title:	Chief Financial Officer and Treasurer